UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Overview

On May 3, 2019, ADMA Biologics, Inc., a Delaware corporation (the “Company”), announced that it drew down the full $27.5 million term loan (the “Second Tranche”) from its existing credit facility with Perceptive Credit Holdings II, LP, as the Company’s lender and administrative agent (the “Lender”). Additionally, on May 3, 2019 (the “Amendment Date”), in connection with the Company’s draw-down of the Second Tranche, the Company announced that it entered into an amendment (the “Amendment”) to that certain Credit Agreement and Guaranty (the “Credit Agreement”), dated as of February 11, 2019 (the “Agreement Date”), with ADMA Plasma Biologics, Inc. (“ADMA Plasma Biologics”), ADMA Bio Centers Georgia Inc. (“ADMA Bio Centers”), ADMA BioManufacturing, LLC (“ADMA BioManufacturing” and together with ADMA Plasma Biologics and ADMA Bio Centers, the “Subsidiary Guarantors”) and the Lender.

The Amendment provides for an additional term loan in the principal amount of up to $12.5 million (the “Third Tranche”), to be drawn-down at the Company’s sole option and on the same terms as the existing term loans described in the Credit Agreement, which Third Tranche is subject to the satisfaction of certain conditions, including, but not limited to, the U.S. Food and Drug Administration’s approval of the Prior Approval Supplement submission for BIVIGAM® (Intravenous Immune Globulin [Human], 10%) drug substance and no Material Adverse Changes (as defined therein) having occurred since December 31, 2018; provided, that the Third Tranche may not be drawn-down later than March 31, 2020. The Credit Agreement, together with the Amendment, now provides for a senior secured term loan facility with an aggregate principal amount of up to $85.0 million (collectively, the “Credit Facility”), comprised of (i) an initial term loan made on the Agreement Date with an outstanding principal amount of $45.0 million, (ii) the Second Tranche made on the Amendment Date with an outstanding principal amount of $27.5 million, as evidenced by the Company’s issuance of a promissory note (the “Note”) in favor of the Lender on the Amendment Date, and (iii) the Third Tranche with an available principal amount of up to $12.5 million. The Credit Facility has a maturity date of March 1, 2022, subject to acceleration pursuant to the Credit Agreement, including upon an Event of Default (as defined in the Credit Agreement). Prior to maturity, there will be no scheduled principal payments on the outstanding term loans made under the Credit Facility.

A copy of the press release announcing the Company’s draw-down of the Second Tranche and entry into the Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Fees and Expenses

On the Amendment Date, the Company used certain proceeds of the Second Tranche to pay certain fees and expenses incurred in connection with the Amendment.

Interest Rate

As previously disclosed at the time of entry into the Credit Agreement, borrowings under the Credit Agreement bear interest at a rate per annum equal to 7.5% (the “Applicable Margin”) plus the greater of (i) one-month LIBOR and (ii) 3.5%; provided, however, that upon, and during the continuance of, an Event of Default, the Applicable Margin shall automatically increase by an additional 400 basis points. On the last day of each month during the term of the Credit Facility, the Company will pay accrued interest to the Lender.

Warrant

As consideration for the Amendment, the Company has issued, on the Amendment Date, a Warrant to Purchase Stock to the Lender (the “Warrant”). The Warrant has an exercise price equal to $4.64, which is equal to the trailing 10-day volume weighted average price (“VWAP”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the business day immediately prior to the Amendment Date. The Warrant is exercisable for 250,000 shares of Common Stock and has an expiration date of May 3, 2029. The Lender represented to the Company, among other things, that it was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company issued the Warrant in reliance upon an exemption from registration contained in Section 4(2) under the Securities Act. The Warrant and the shares of Common Stock issuable thereunder may not be offered, sold, pledged or otherwise transferred in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Other Related Matters

The foregoing summaries of the Amendment, the Note and the Warrant (collectively, the “Credit Facility Amendment Agreements”) are not complete and are qualified in their entirety by reference to the Credit Facility Amendment Agreements, copies of each of which are filed as exhibits to this Current Report on Form 8-K.

The representations, warranties, and covenants contained in the Credit Facility Amendment Agreements were made solely for purposes of such documents and as of specific dates, were made solely for the benefit of the parties to the applicable documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Credit Agreement, as amended by the Amendment, and such other documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. The Company’s stockholders are not third-party beneficiaries under the Credit Facility Amendment Agreements and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its Subsidiary Guarantors or other affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Credit Facility Amendment Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosure.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the disclosures of the material terms and conditions of the Credit Facility Amendment Agreements in Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure of the material terms and conditions of the Warrant in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Note, dated May 3, 2019, issued by the Company to Perceptive Credit Holdings II, LP.

4.2	Warrant to Purchase Stock, dated May 3, 2019, issued by the Company to Perceptive Credit Holdings II, LP.

10.1	Amendment No. 1 to Credit Agreement and Guaranty, dated as of May 3, 2019, by and among the Company, ADMA Plasma Biologics, Inc., ADMA Bio Centers Georgia Inc., ADMA BioManufacturing, LLC and Perceptive Credit Holdings II, LP.

99.1	ADMA Biologics, Inc. Press Release, dated May 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 3, 2019	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer